Exhibit 99.2

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Strategic Merger Announcement

December 9, 2004

Disclaimer

This investor presentation for this transaction, which will be available on KNBT’s web site, contains forward-looking statements regarding the merger of KNBT and NEPF. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the acquisition cannot be fully realized within the expected time frame; (2) revenues following the acquisition are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of KNBT and NEPF are greater than expected; (5) changes in the interest rate environment may reduce interest margins; (6) general economic conditions, either nationally or in the markets in which KNBT will be doing business, are less favorable than expected; (7) legislation or changes in regulatory requirements adversely affect the business in which KNBT would be engaged or (8) factors which result in a condition to the transactions not being met.

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December 9, 2004

KNBT and NEPF will be filing relevant documents concerning the merger with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 containing a prospectus/proxy statement.  WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors will be able to obtain these documents free of charge at the SEC’s web site, www.sec.gov.  In addition, documents filed with the SEC by KNBT will be available free of charge from the Secretary of KNBT (Michele A. Linsky), Secretary, KNBT Bancorp, Inc., 90 Highland Avenue, Bethlehem, Pennsylvania 18017 (610) 861-5000, and documents filed with the SEC by NEPF will be available free of charge from the Secretary of NEPF (Jerry D. Holbrook), Corporate Secretary, Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201 (570) 459-3700.  The directors and executive officers of NEPF may be deemed to be participants in the solicitation of proxies to approve the merger.  Information about the directors and executive officers of NEPF and ownership of NEPF common stock by such persons is set forth in the proxy statement filed by NEPF with the SEC on January 15, 2004.  Additional information about the interest of those participants may be obtained from reading the definitive prospectus/proxy statement regarding the proposed merger when it becomes available.  NEPF INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Presentation Outline

•                  Corporate Profiles

•                  Strategic Opportunity

•                  Financial Impact

•                  Franchise Impact

•                  Summary of Opportunity

Corporate Profiles

KNBT PROFILE

KNBT Bancorp, Inc. (NASDAQ - KNBT), headquartered in Bethlehem, Pennsylvania,  was formed as a result of Keystone Savings Bank and Nazareth National Bank combining their 184 year history of service excellence.  Keystone Nazareth Bank & Trust (KNBT), a subsidiary of KNBT Bancorp, Inc., is the largest, local, community bank serving the greater Lehigh Valley region. With assets in excess of $2 billion, KNBT operates 41 branch locations within Lehigh, Northampton, Carbon and Monroe Counties.  KNBT has over 600 employees, dedicated to delivering world-class community banking, with a focus on personal service.

NEPF PROFILE

Northeast Pennsylvania Financial Corp., (NASDAQ - NEPF) is a thrift holding company headquartered in Hazleton, Pennsylvania. Substantially all of the Company’s assets are held by its subsidiary, First Federal Bank, (the “Bank”). The Bank is the largest banking institution headquartered in Luzerne County, Pennsylvania. Founded in 1935, the Bank operates as a federally chartered stock savings bank serving customers in a five county region in Northeastern and Central Pennsylvania through 16 full service community offices.  The Bank has over 250 employees.

Strategic Opportunity

Excellent	•	Introduction to new, contiguous markets
Strategic Fit	•	Strengthens market position of combined entity
	•	Adds insurance capability and builds critical mass in Trust services

Complementary	•	KNBT bank operating model serves similar customer bases
Business	•	Product diversification and enhanced lending capabilities
Combination	•	Thrift working toward a commercial Bank franchise
	•	Enhanced leverage of technology business platform

Attractive	•	Accretive to earnings
Financial	•	Enhances EPS growth and deploys capital accretively
Implications	•	Achievable cost efficiencies
	•	Other possible acquisition opportunities in a fragmented market
	•	Creates opportunities in Trust, Securities, and Insurance

Low Execution	•	Proven capability to integrate acquisitions
Risk	•	KNBT’s management team’s knowledge of NEPF market
	•	Technology platform conversion similar to Keystone-Nazareth merger.

Financial Impact-Transaction Summary

Floating Exchange Ratio	20 day avg. trading activity prior to close

Structure	50% cash/50% stock

Purchase Price Per NEPF Share	$23/share

Aggregate Purchase Price	$97.5 million

Treatment of Options	Cashed out

Termination Fee	$4 million

Due Diligence	Completed

Board Representation	1 NEPF Director to Join KNBT Board

Anticipated Closing	Second Quarter 2005

Financial Impact-Deal Pricing

			Comparable Transactions
	KNBT/NEPF		Regional		National

Price/Book	156.46%		182.75%		177.06%
Price/Tangible Book	190.24%		201.98%		180.04%
Price/LTM EPS	18.25	x	27.18	x	26.98	x
Tang. Book Prem./Core Deposits	11.06%		13.91%		15.23%
Price/Deposits	20.18%		22.38%		24.08%

Financial Impact-Accretive to Earnings

•                  Accretive to earnings in the first full year of combined operations

2004 Pro Forma	(000)	Per Share
KNBT Net Income(1)	$17,300	$0.59

NEPF Net Income(2)	4,001	—

15% Cost Savings(3)	2,302	0.07

Other Adjustments(4)	(2,625)	(0.08)

Pro Forma	20,978	0.64

(1)	Net Income estimated based on YTD earnings annualized
(2)	Net income estimated based on LTM earnings adjusted to exclude gains on sale of assets, loan and branch
(3)	Cost savings estimates are 15% of NEPF’s historical non-interest expense, net of taxes
(4)	Includes the impact of a 3% core deposit intangible amortized over 8 years and the opportunity cost of cash portion of consideration and transaction expenses, net of taxes

Financial Impact-Pro Forma Balance Sheet

	KNBT	NEPF	Combined(1)

Assets	$2,292.4	$836.0	$3,118.7

Net Loans	998.8	403.6	1,402.4

Deposits	1,286.8	483.4	1,770.3

Borrowings	588.6	264.3	852.9

Equity	385.7	58.5	434.5

Tangible Equity to Assets	15.15%	5.82%	10.93%

Tangible Book per Share	$11.81	—	$10.39

(in millions)

(1)	After adjustments. Does not include balance sheet mark to market.

Financial Impact-Combined Deposits as of 9/30/04

$(000)	KNBT	NEPF	Combined	Mix

Non-interest DDA	$116,590	$36,676	$153,266	8.66%

Interest bearing DDA	168,347	81,150	249,497	14.09%

MMDA	239,815	75,164	314,979	17.79%

Savings & clubs	214,315	92,626	306,941	17.34%

Brokered deposits	0	10,000	10,000	0.56%

Time Deposits <$100,000	469,097	161,779	630,876	35.65%

Time Deposits >$100,000	78,660	26,046	104,706	5.91%

Total	$1,286,824	$483,441	$1,770,265	100.00%

Financial Impact-Loan Portfolio as of 9/30/04

$(000)	KNBT	NEPF	Combined	Mix

Commercial & Industrial	$47,542	$40,473	$88,015	6.20%

Commercial Real Estate	280,146	71,138	351,284	24.74%

Residential Real Estate	380,604	117,085	497,689	35.06%

Consumer	298,427	184,359	482,786	34.00%

Total	$1,006,719	$413,055	$1,419,774	100.00%

Franchise Impact-Geography

•                  Total assets to exceed $3 billion with 57 offices in seven PA counties

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Franchise Impact-Institutional Ranking as of 9/30/04

•                  Creates the 11th largest PA-based financial institution, with dominant positions in the Lehigh Valley, the greater Luzerne County, and the Pocono regions

		Total Assets
Rank	Company Name	($000)
1	PNC Financial Services Group, Inc. (The)	77,297,000
2	Sovereign Bancorp, Inc.	61,106,995
3	Mellon Financial Corporation	35,096,000
4	Fulton Financial Corporation	10,568,816
5	Susquehanna Bancshares, Inc.	7,449,856
6	First Commonwealth Financial Corporation	6,258,777
7	Northwest Bancorp, Inc. (MHC)	6,225,552
8	Dollar Bank, FSB	5,199,914
9	F.N.B. Corporation	4,733,542
10	National Penn Bancshares, Inc.	4,339,256
11	KNBT/NEPF	3,128,393
16	KNBT Bancorp, Inc.	2,292,382
31	Northeast Pennsylvania Financial Corp.	836,011

Franchise Impact-Deposit Market Share

County	KNBT	NEPF	Combined

Lehigh	20.82%	—	20.82%

Northampton	22.37%	—	22.37%

Monroe	4.09%	0.42%	4.51%

Carbon	4.35%	4.64%	8.99%

Luzerne	—	6.25%	6.25%

Columbia	—	4.69%	4.69%

Schuylkill	—	5.67%	5.67%

Pennsylvania	0.65%	0.26%	0.91%

Market share source: FDIC/OTS Summary of Deposits, as of June 30, 2004.

Franchise Impact-Deposit Market Share Rankings

County	KNBT	NEPF	Combined

Lehigh	2 of 19	—	2 of 19

Northampton	1 of 15	—	1 of 15

Monroe	8 of 16	15 of 16	7 of 15

Carbon	10 of 11	8 of 11	5 of 10

Luzerne	—	5 of 19	5 of 19

Columbia	—	6 of 9	6 of 9

Schuylkill	—	5 of 18	5 of 18

Pennsylvania	22 of 288	51 of 288	20 of 287

Market share source: FDIC/OTS Summary of Deposits, as of June 30, 2004.

Summary of Opportunity

•                  Strategic fit

•                  Accretive transaction

•                  Community banking models with commercial banking growth patterns

•                  Proven management execution ability

•                  Strong management knowledge of the combined market areas

•                  Excellent economies of scale in moderate growth markets

•                  Opportunity to enhance fee-based lines of business